(Exhibit 10.45)

DeLeon & Company, P.A.
Certified Public Accountants and Consultants
510 NW 159th Lane
Pembroke Pines, Florida 33028
(954) 445-6478 fax (954) 438-6481
www.dlcpa.net
[Letterhead]


May 23, 2005

Mr. Edward Rose
Chief Financial Officer
XYNERGY CORPORATION
18851 NE 29th Avenue
Aventura, Florida 33180


Dear Mr. Rose:

This is to confirm that the client-auditor relationship between XYNERGY CORPORATION (Commission File Number 000-24798) and De Leon & Company, P.A. has ceased.


Sincerely,
/s/
De Leon & Company, P.A.
-----------------------
De Leon & Company, P.A.


CC:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street
     Washington, DC 20549

     Raquel Zepada
     President,
     XYNEGY CORPORATION